UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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SCHEDULE 14A INFORMATION

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Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Trustmark Corporation

(Exact Name of Registrant as Specified in Its Charter)

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TRUSTMARK CORPORATION

SUPPLEMENT TO

NOTICE OF THE 2020 ANNUAL MEETING OF SHAREHOLDERS

AND PROXY STATEMENT

DATED MARCH 16, 2020

This supplement (the “Supplement”) provides updated information with respect to the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of Trustmark Corporation (“Trustmark”) to be held on April 28, 2020. On March 16, 2020, Trustmark began notifying its shareholders of the availability of its Notice of 2020 Annual Meeting of Shareholders and Definitive Proxy Statement (the “Notice and Proxy Statement”) for the Annual Meeting. Please read this Supplement carefully in conjunction with the Notice and Proxy Statement.

Due to the emerging public health impact of the coronavirus outbreak (COVID-19), the recent shelter in place order from the Governor of Mississippi and to support the health and well-being of its associates, shareholders and the community, the location and format of Trustmark’s 2020 Annual Meeting of Shareholders will be changed.  The Annual Meeting will be held solely via a live online webcast on April 28, 2020 at 1:00 p.m. Central Time. Shareholders will not be able to attend the Annual Meeting in person.

As described in the Notice and Proxy Statement, shareholders at the close of business on the record date, March 2, 2020, are entitled to participate in the Annual Meeting. Shareholders can attend the Annual Meeting via a live online webcast at www.virtualshareholdermeeting.com/TRMK2020.  To access the Annual Meeting online, shareholders must enter the 16-digit voting control number found on their proxy card, voting instruction form, notice of internet availability of proxy materials, or email previously received. Shareholders may vote during the Annual Meeting by following the instructions available on the website during the meeting.

Trustmark encourages eligible shareholders to vote on the proposals prior to the Annual Meeting using the instructions provided in the proxy materials previously distributed. Shareholders attending the Annual Meeting via live online webcast will have the opportunity to vote their shares during the Annual Meeting.

By Order of the Board of Directors,

Granville Tate, Jr.

Secretary

The Annual Meeting on April 28, 2020 at 1:00 p.m. Central Time will be held via a live online webcast at www.virtualshareholdermeeting.com/TRMK2020. The Notice and Proxy Statement and 2019 Annual Report to Shareholders and 2019 Form 10-K are available at www.trustmark.com. Additionally, you may access our proxy materials at www.proxyvote.com.